UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of Registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Brian R. Wiedmeyer, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6844
Registrant's telephone number, including area code

Date of fiscal year end: June 30, 2021

Date of reporting period:  December 31, 2020

Item 1. Report to Stockholders.

(a)	[Insert full text of semi-annual or annual report here]

Olstein
All Cap Value Fund

Olstein
Strategic Opportunities Fund

SEMI-ANNUAL REPORT

DECEMBER 31, 2020

The Olstein Funds

CONTENTS

3	Letters to Shareholders

14	Value of $10,000 Investment

23	Expense Examples

25	Allocation of Portfolio Assets

26	Schedules of Investments

36	Statements of Assets
and Liabilities

38	Statements of Operations

40	Statements of Changes
in Net Assets

44	Financial Highlights

50	Notes to Financial Statements

61	Additional Information

62	Privacy Policy

OLSTEIN FUNDS

Letter to Shareholders

Investment Trends Come and Go, but Value Always Matters

DEAR FELLOW SHAREHOLDERS:

The stock market in calendar year 2020 ended on a positive note as US equity markets continued their dramatic rebound from one of the steepest declines in market history that started in early February 2020 and bottomed in late March 2020. Fueled by an extraordinary scope and speed of fiscal stimulus and the announcement of multiple highly effective vaccines to combat the spread of the COVID-19 virus, U.S. equity markets started rebounding strongly in the second quarter of 2020 with the Dow Jones Industrial Average, S&P 500® Index and NASDAQ Composite reaching all-time closing highs on January 8, 2021.

Although COVID-19 continues to cause some economic distress, in 2021 vaccine distribution programs and government monetary intervention have started to flatten the pandemic curve, restore confidence, and thus reinvigorate some consumer confidence and economic activity. As consumer and investor sentiment finds a surer footing, we believe that equity markets should continue rewarding companies with strong fundamentals that have practiced sound capital management throughout the crisis. By sticking to our discipline of purchasing what we believe are good companies with outstanding businesses, sound balance sheets and generating free cash flow, we have started to realize the benefits of investors finally returning to the ignored value stocks selling at material discounts to our calculations of intrinsic value, which were widened by the recent pandemic. Just 6 short months ago, as investors began to panic in reaction to the uncertainty created by the rapidly spreading worldwide pandemic, massive fear-based liquidation and unprecedented steep and rapid stock market declines created discounts in certain stocks that became difficult for us to ignore. As the panic began to unwind and the market began to rally off of the March lows, the outstanding bargains created by the massive rapid liquidation began to attract investors to companies with liquid balance sheets, realistic accounting practices, and market prices that, in our opinion, defied logic when compared to our assessment of the company’s ability to generate and or grow normalized future free cash flow. As a result of this subtle change in investor behavior the Funds have demonstrated above average performance over the last 6 months. We believe that markets are at the beginning of at least a 3-to-5-year trend in which company fundamentals, free cash flow levels and realistic accounting assumptions become more important to valuing a company than quarterly earnings beats and misses. Of course, there may be some stock market corrections along the way.

THE OLSTEIN FUNDS

OUR STRATEGIES

Trying to predict overall stock market movements with enough degree of regularity to profit therefrom is akin to attempting to discover the Fountain of Youth which, in our opinion, is a long-term failure process. We intend to stay the course utilized over the past 25 plus years of buying and selling securities based on discounts to our calculation of intrinsic value, after an exhaustive fundamental analysis of a company’s business, management, financial statements, and the quality of its earnings. Although sometimes counter-intuitive, we tend to find our best bargains in down markets and are usually net sellers in up markets as discounts (our investment edge) narrow. There have been many instances of one-time great calls on future markets, but we are not aware of anybody who has made consistently accurate market calls to generate long-term profits therefrom. Our “timing” is based on paying what we believe is the right price when the market is only paying attention to short-term factors that have little to do with long-term values. The portfolios of the Olstein All Cap Value Fund and Olstein Strategic Opportunities Fund consist of companies that we believe have sustainable competitive advantages, discernible balance sheet strength, and management teams that emphasize decisions based on cost of capital calculations and deploy free cash flow to create value. We remain focused on individual companies, their operations, and prospects for maintaining or growing sustainable free cash flow. As long-term value investors, we recognize that companies generating sustainable free cash flow are well positioned to compete profitably during both favorable and challenging economic environments. We are still finding companies that, in our opinion, have the ability to deliver above average long-term (3 to 5 year) appreciation to shareholders.

As has happened many times in the past, above average undervaluation opportunities can be created during periods of market pessimism, when there are temporary problems affecting an industry or company, or during periods of investor concentration on new and exciting industries and companies growing earnings at above average rates and whose stock prices are even growing faster (e.g., currently some of the “FANG” stocks). The meteoric rise in the stock prices of the current in favor high growth stocks are usually fueled by a growing crowd of investors who believe that these exciting returns could last forever. In order to join the crowd chasing the latest fad, the new investors often have to raise funds and abandon their holdings in high-quality, more mature companies that may be situated in lower growth industries. The continuing liquidation in these companies, often selling at ridiculous prices relative to our assessment of their ability to create future free cash flow, can create even more undervaluation until the process eventually ends by value seekers who realize the opportunities in the ignored value stocks and have the patience to wait for the undervaluation to be

THE OLSTEIN FUNDS

recognized. At the same time little attention is being paid by the growth investors as to whether or not the rising market prices of the growth companies can be justified by company fundamentals, especially when the converted growth investors net worth is going up every day. In addition, the constant pressure to perform put on investment managers by some financial professionals who use relative performance as a key statistic in selecting investment products results in many money managers staying involved in these high-flying securities regardless of price. Although this time around, the “FANG” stocks (a common reference to four prominent technology companies) were mostly good companies, it is important to pay attention to the price being paid based on a company’s realistic ability to generate future normalized free cash flow. Paying prices for good companies that cannot be justified based on future fundamental potential can result in a great company becoming a bad investment. By way of history, look at what happened to the successful investors in Microsoft and Cisco who made above average returns prior to the year 2000 (the year the NASDAQ topped). For the subsequent 10 to 15 years, investors in Microsoft and Cisco experienced poor returns as their stock prices not only declined. but had to wait until company fundamentals justified the current market prices.

Our recent performance has been positively affected by purchasing, or having the patience to hold, companies that we believe are severely undervalued with widening discounts created by short-term thinking, despite having sound balance sheets, growing free cash flow, and outstanding management teams who focus on sound fundamentals and strategies which are based on creating value for shareholders. Although the value discounts that existed at the beginning of the pandemic have narrowed somewhat, the Funds’ current cash levels should enable us to take advantage of what we believe are undervalued opportunities but are waiting for the right prices to employ the cash, which is how we seek to control downside risk relative to upside reward. The material number of companies that we believe are still undervalued has been exacerbated by the by the long-term migration to passive index investing from active management. Currently, the S&P 500® Index is heavily influenced by the dominant “FANG”-type stocks that must be purchased as new monies come into the passive index funds. We believe the distortions created by the long-term migration to index investing is ready to reverse and a more realistic balance will soon be established between index investors and active managers. Our reversal prediction could result in some rotation from what we believe are overvalued “FANG”-like growth stocks to companies whose current prices, in our opinion, are undervalued and not reflective of their ability to produce normalized future free cash flow, their conservative balance sheets and strong management teams dedicated to building shareholder value.

THE OLSTEIN FUNDS

THE OLSTEIN ALL CAP VALUE FUND

For the six-month reporting period ended December 31, 2020, Adviser Class shares of the Olstein All Cap Value Fund appreciated 32.36%, load waived Class C shares appreciated 31.70% and load waived Class A shares appreciated 32.18%. During the same six-month period, the Russell 3000® Value Index appreciated 23.56% and the Russell 3000® Index appreciated 25.24%. For the calendar year ended December 31, 2020, Adviser Class shares of the All Cap Fund appreciated 11.13%; load waived Class C shares appreciated 10.06% and load-waived Class A shares appreciated 10.84%. During the same twelve-month period, the Russell 3000® Value Index appreciated 2.87% and the Russell 3000® Index appreciated 20.89%.1

ALL CAP PORTFOLIO REVIEW

As of December 31, 2020, the Olstein All Cap Value Fund portfolio consisted of 77 holdings with an average weighted market capitalization of $149.92 billion. During the six-month reporting period, the All Cap Fund initiated positions in four companies and eliminated its holdings in fifteen companies.

Positions initiated during the last six months include: CBRE Group, Inc., Keurig Dr Pepper Inc, Quest Diagnostics Incorporated, and SS&C Technologies, Inc. Positions eliminated during the reporting period include: Aptiv plc, Caterpillar Inc., Chevron Corporation, Danaher Corporation, Dine Brands Global Inc., The Greenbrier Companies, Hologic, Inc., Ingersoll Rand, Inc., Littelfuse, Inc., Middleby Corp., Regal Beloit Corporation, SeaWorld Entertainment Inc., Snap-on Incorporated, Thermo Fisher Scientific, and Zebra Technologies Corporation.

[1]
The performance data quoted represents past performance and does not guarantee future results. The Olstein All Cap Value Fund’s Class C average annual return for the one-year, five-year, and ten-year periods ended 12/31/20, assuming reinvestment of dividends and capital gain distributions and deduction of the Olstein All Cap Value Fund’s maximum CDSC of 1% during the one-year period, was 9.06%, 9.69%, and 9.54%, respectively. Per the Fund’s prospectus dated 10/28/20, the expense ratio for the Olstein All Cap Value Fund Class C was 2.15%. Performance and expense ratios for other share classes will vary due to differences in sales charge structure and class expenses. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. To obtain performance data current to the most recent month end, please go to our website at www.olsteinfunds.com.

THE OLSTEIN FUNDS

During the reporting period, the Olstein All Cap Value Fund sold its holdings in Aptiv plc, Caterpillar Inc., Danaher Corporation, Dine Brands Global Inc., The Greenbrier Companies, Hologic, Inc., Ingersoll Rand, Inc., Littelfuse, Inc., Middleby Corp., Regal Beloit Corporation, SeaWorld Entertainment Inc., Snap-on Incorporated, Thermo Fisher Scientific, and Zebra Technologies Corporation as the stock price of each of these companies reached our valuation. We should note that many of the stocks in the portfolio rose significantly during the reporting period, which, given our strict sell discipline, triggered the liquidation of fourteen of the All Cap Fund’s holdings that reached or exceeded our value. In fact, six of the above companies – Aptiv, The Greenbrier Companies, Ingersoll Rand, Middleby, SeaWorld Entertainment, and Zebra Technologies increased approximately fifty percent or more in value during the last half of the year. The All Cap Fund eliminated its position in Chevron Corporation as we lost confidence that the company’s free cash flow projections would support our valuation.

All Cap Leaders and Laggards

The Olstein All Cap Value Fund’s leading performers for the six-month reporting period ended December 31, 2020, included: Tapestry, Inc., WESCO International, Inc., Generac Holdings Inc., FedEx Corporation and Middleby Corp. At the close of the calendar year the All Cap Fund continued to maintain positions in Tapestry, Inc., WESCO International, Inc., Generac Holdings Inc., and FedEx Corporation. The All Cap Fund liquidated its position in Middleby Corp. as the price of the company’s stock reached our valuation.

Laggards during the six-month reporting period include: Chevron Corporation, Intel Corporation, Baxter International Inc., Quest Diagnostics and Walgreens Boots Alliance, Inc. At the close of the reporting period the All Cap Value Fund maintained positions in Intel Corporation, Baxter International Inc., Quest Diagnostics and Walgreens Boots Alliance, Inc. As previously discussed, the All Cap Fund eliminated its position in Chevron Corporation during the reporting period.

THE OLSTEIN FUNDS

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

For the six-month reporting period ended December 31, 2020, Adviser Class shares of the Olstein Strategic Opportunities Fund appreciated 46.13%; load-waived Class A shares appreciated 46.02% and load-waived Class C shares appreciated 45.34%. The Strategic Fund’s primary benchmark, the Russell 2500® Value Index, appreciated 33.06% and the Strategic Fund’s secondary benchmark, Russell 2500® Index appreciated 34.90%, during the same period. For the full calendar year ended December 31, 2020, Adviser Class shares of the Strategic Fund appreciated 16.11%, load-waived Class A shares appreciated 15.82% and load waived Class C shares appreciated 14.98%. During the same twelve-month period, the Russell 2500® Value Index appreciated 4.88% and the Russell 2500® Index appreciated 19.99%.2

Strategic Portfolio Review

As of December 31, 2020, the Olstein Strategic Opportunities Fund portfolio consisted of 36 holdings with an average weighted market capitalization of $6.26 billion. During the reporting period, the Strategic Fund initiated positions in four companies and eliminated eight holdings. The Strategic Fund initiated positions in manufacturing company, Brady Corporation, software company, Intelligent Systems Corporation, clothing company, Levi Strauss & Co., and flooring products company, Mohawk Industries, Inc.

The Strategic Fund sold its holdings in AGCO Corporation, The Greenbrier Companies, Ingersoll Rand, Littelfuse, Inc., Middleby Corp., Regal Beloit Corporation, SeaWorld Entertainment Inc., and Zebra Technologies Corporation as each company’s stock price reached our valuation. Given the Strategic Fund’s strong investment returns over the second half of 2020, many of the stocks in the portfolio appreciated significantly. In fact, six of

[2]
The performance data quoted represents past performance and does not guarantee future results. The Olstein Strategic Opportunities Fund’s Class C average annual return for the one-year, five-year, and ten-year periods ended 12/31/20, assuming reinvestment of dividends and capital gain distributions and deduction of the Olstein Strategic Opportunities Fund’s maximum CDSC of 1% during the one-year period, was 13.98%, 9.49%, and 8.89%, respectively. Per the Fund’s prospectus dated 10/28/20, the expense ratio for the Olstein Strategic Opportunities Fund Class C was 2.35%. Performance and expense ratios for other share classes will vary due to differences in sales charge structure and class expenses. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. To obtain performance data current to the most recent month end, please go to our website at www.olsteinfunds.com.

THE OLSTEIN FUNDS

the eight companies liquidated from the Strategic Fund’s portfolio – AGCO, The Greenbrier Companies, Ingersoll Rand, Middleby, SeaWorld Entertainment, and Zebra Technologies – each appreciated approximately fifty percent or more during the reporting period.

Strategic Leaders and Laggards

Leading performers for the six-month reporting period include: Tapestry, Inc., Lifetime Brands, Inc., WESCO International, Inc., SeaWorld Entertainment Inc., and Generac Holdings Inc. At the close of the calendar year the Strategic Fund continued to maintain positions in Tapestry, Lifetime Brands, WESCO International, and Generac Holdings. The Strategic Fund liquidated its position in SeaWorld Entertainment as the price of the company’s stock reached our valuation.

Laggards during the six-month reporting period include: NOW Inc., Prestige Consumer Healthcare, Inc., Big Lots, Inc., Central Garden & Pet Company and Regal Beloit Company. We should note that due the Strategic Fund’s strong investment performance, only two of the Strategic Fund’s “laggards” depreciated in value during the reporting period – NOW Inc., Prestige Consumer Healthcare. In fact, Big Lots, Inc., Central Garden & Pet Company and Regal Beloit Company all increased in value, with Regal Beloit appreciating approximately 11% during the reporting period. At the close of the year the Strategic Opportunities Fund maintained positions in NOW Inc., Prestige Consumer Healthcare, Inc., Big Lots, Inc., and Central Garden & Pet Company. As previously discussed, the Strategic Fund liquidated its holding in Regal Beloit Corporation.

REFLECTING ON THE PAST TWENTY-FIVE YEARS

Olstein Capital Management passed a significant milestone during the reporting period, as the Olstein All Cap Value Fund celebrated its twenty-fifth anniversary on September 21, 2020. We are extremely proud of the investment organization we have built, the disciplined application of our investment process and the investment performance we have provided to our shareholders since inception. We believe some of the experiences we faced, and lessons we learned over this 25-year period, are worth reflecting on at this milestone.

Over the All Cap Value Fund’s twenty-five year life, significant events have disrupted and adversely affected equity markets, including, but certainly not limited to: the Asian Financial Crisis of 1997; the Russian Financial Crisis of 1998; the bursting of the Internet bubble in March 2000; the terrorist attacks of September 11, 2001; the corporate accounting scandals of the early 2000s, most notably Enron in 2001 and Tyco International and WorldCom, both in 2002; the global financial crisis of 2007-08 culminating in the collapse of Lehman Brothers in September 2008; the ensuing Great Recession, the

THE OLSTEIN FUNDS

infamous Bernie Madoff Ponzi Scheme of 2008; the ongoing European Sovereign debt crisis between 2008 and 2012; the May 2010 “Flash Crash;” the fiscal cliff/debt ceiling crisis in 2011; the Brexit vote of 2016 and, most recently, the COVID-19 pandemic.

Despite all of these major market disruptions, since its inception on September 21, 1995 through December 31, 2020, load-waived Class C shares of the Olstein All Cap Value Fund have had a cumulative return of 990.65% and an average annual return of 9.91%, outperforming the Russell 3000® Value Index, with an average annual return of 8.96%, the Russell 3000® Index, with an average annual return of 9.78% and the S&P 500® Index, with an average annual return of 9.71%, each over the same time period. What is most eye opening to us is that the Olstein All Cap Value Fund (after fees) has not only outperformed its primary benchmark, the Russell 3000® Value Index (no fees deducted), over its lifetime, it has also outperformed the broad-market benchmark Russell 3000® Index (no fees deducted) and the S&P 500® Index (no feeds deducted) over the 25+ year period. We are extremely proud of this achievement since, for about thirteen of those twenty-five years, (since 2007 – more than half of the All Cap Fund’s life), “Value” investing has been out of favor, as indicated by the value versus growth indexes of various investments services. For a value fund to outperform even the broader market Russell 3000® and S&P 500® Indices, which have been dominated by fast-growth companies for significant stretches over the past twenty-five years, is a meaningful data point. Although fast-growing stocks labeled as “growth” companies have outperformed so called “value” stocks over the past 13 years according to Bloomberg, we do not believe that this information is relevant to our brand of value investing. We don’t buy into the notion of differentiating value and growth companies, and can and have found value in so-called growth stocks at various times over the All Cap Fund’s 25+ year history, such as Google, Microsoft, Apple etc., even though they may have been selling at relatively high price-earnings ratios. Our inclusive brand of value investing is driven by whether or not market prices are in accord with our assessment of a company’s discounted ability to generate future free cash flow. The prices of some fast-growing companies at times are not correctly discounting the meteoric growth rates to be experienced over long periods of time by high growth companies. Of course, reaching these earning growth levels for long periods of time should be accounted for by requiring larger discounts to our calculation of intrinsic value and controlling the percentage of the portfolio we are willing to commit to higher-growth free cash flow generating companies based on our assessment of risk. Fast growing companies can be vulnerable to large declines if predicted growth rates are missed, and we do not ignore this risk when purchasing a company with a relatively high price-

THE OLSTEIN FUNDS

earnings ratio. According to data supplied by Bloomberg, it is meaningful to note that value stock performance significantly exceeded so-called growth stock performance for the 81-year period between 1926 and 2007, and the relative underperformance of value stocks over the last 13 years appears to be an anomaly. We believe the return to an investor valuing a company based on its fundamental ability to generate future free cash flow, rather than simply chasing optimistic growth assumptions, is not just a passing fad.

Staying Focused on Free Cash Flow

Over the past twenty-five years, we have attempted to anticipate and address the impact of many of the previously mentioned disruptive events on markets, as well as the complications they created in the eyes of the public and the steps needed to be taken to implement our unique value investing approach. We believe our investment success is due to a straight-forward philosophy and investment approach: we are long-term investors who seek to buy companies that trade at significant discounts to our estimate of intrinsic value, which often occurs during short term debacles where the masses often overreact believing the problems will last forever. However, despite periods of relative underperformance, we often find the most compelling opportunities during these disruptive periods in an attempt to increase the probabilities that our long-term investment approach succeeds. Our persistent focus on free cash flow not only guides our search for value, but it also informs and directs our investment analysis and company valuation processes. By focusing on a company’s ability to generate free cash flow, we understand its competitive advantages, the economic reality and profit drivers of its businesses, and in our opinion, can more accurately assess the capabilities of its management thus giving us the confidence to enact our long-term philosophy during turbulent times. As previously mentioned, we do not believe the term “growth” is a different investment category, but rather a component of determining value. We evaluate growth stocks in the same manner as any other company and derive their values in the same manner as any other stock; does the current market price correctly value our assessment of the company’s ability to produce free cash flow over the next 3 to 5 years? By focusing on how well management allocates the company’s free cash flow into thoughtful growth initiatives in rapidly growing markets, where the company is likely to dominate or returns the cash to shareholders through increased dividends, share repurchases or debt paydowns, increases the probability of being more accurate when predicting future growth prospects. Google and Apple have returned nice profits for the All Cap Fund over the years, but their positions have been recently reduced as our assessment of their value discounts have narrowed.

THE OLSTEIN FUNDS

During periods of excessive market volatility, such as those caused by the disruptive market events over the past twenty-five years, our critical focus on free cash flow allows us to identify and separate those factors that are likely to affect a company’s future prosperity from the excessive noise and short-term fear that can characterize turbulent market environments. We attempt to filter a great deal of noise, mainly the onslaught of extreme market predictions and top-down economic news forecasts and data, by focusing on the resiliency of a company’s business model in both favorable and unfavorable economic environments.

By ignoring the “noise”, we can conduct a forensic analysis of company financial statements, public filings, shareholder communications and footnotes to determine the quality of a company’s earnings and make any adjustments to reported earnings that we believe may mask or obscure the company’s true cash flow potential. Over the past 10 to 15 years, GAAP (Generally Accepted Accounting Standards) reporting has been deemphasized by analysists and management adjusted earnings have become the “go to” number. Is that an example of the fox guarding the hen house? We believe our team’s expertise in accounting and financial reporting practices provides us with an advantage in analyzing the reality of reported management adjusted earnings and free cash flow that are a main component of valuing a company. To reliably estimate a company’s normalized future free cash flow, we must also fully understand its business model as well as the success of its strategy, the sustainability of its performance and the impact of management decisions on future cash flow. Our analysis not only seeks to determine how stable a company’s cash flow is but also if we can estimate its future cash flows with a high degree of predictability. Through our analysis we seek to answer several important questions: Does management pay attention to using a portion of free cash flow to enhance the company’s financial strength by improving the balance sheet and/or lower debt? Does the company’s business model produce consistent results with a predictable cost structure? Does the company have a unique niche relative to its competitors that leads to dependable revenues? Does the company have proven products with a well-defined market? Answers to these and other questions help us to determine what kind of multiple to use in our valuation.

As we have said many times before, free cash flow is the lifeblood of a business. Companies that generate excess cash flow also have the potential to enhance shareholder value by increasing dividend payments, repurchasing company shares, reducing outstanding debt, and engaging in strategic acquisitions. Free cash flow generating companies also attract other companies or private equity firms to consider them as acquisition candidates. For us, superior investment opportunities are found in companies that

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generate sustainable excess cash flow that, in our opinion, is not being properly valued by current market prices. Although it is not our objective to specifically identify companies that are potential take-over candidates, over the last 25 years, we have had over 40 companies in our portfolio acquired at premiums that were led by managements who used excess cash in ways that increased shareholder value, and that we were able to buy at significant discounts to our determination of their intrinsic values.

FINAL THOUGHTS

We recognize that macro-economic factors and other newsworthy events can exert extreme short-term influence over equity prices from time to time, but we are more concerned with how individual companies operate under all types of economic conditions and cycles. We believe it is an important job of company management to adequately anticipate and plan for the impact of economic shifts on their business and its ability to generate sustainable free cash flow. Through our focused analysis, we judge a company’s resiliency in the face of macro-economic shocks and shifts, and incorporate that judgment into our normalized cash flow projections and price to cash flow multiples.

Over the past twenty-five years we have identified many companies that have successfully navigated turbulent economic times to adapt, invest, grow, and restructure for the future. As economic news and events overwhelm equity markets from time to time, we believe it is essential to remain focused on company fundamentals as we wait for equity markets to regain a more balanced perspective. We remind you that, as experience proves, patience can provide an investor with generous opportunities. We intend to stay the course in the current environment as we are invested in companies that, in our opinion, have the financial strength to ride out current market jitters while offering favorable long-term business prospects.

We value your trust and remind you that our money is invested alongside yours as we work hard to accomplish each Fund’s objective of long-term capital appreciation.

Sincerely,

Robert A. Olstein	Eric R. Heyman
Chairman and Chief Investment Officer	Co-Portfolio Manager

THE OLSTEIN FUNDS

The following chart illustrates the growth, on a quarterly basis, of a hypothetical $10,000 investment made in the Olstein All Cap Value Fund’s Class C share at the Olstein All Cap Value Fund’s inception date of September 21, 1995 (with dividends and capital gain distributions reinvested but no deduction of taxes on reinvested distributions—see important disclosures below):

(UNAUDITED)

Value of Shares
Owned, If Initial
Investment
Date	was $10,000
9/21/95	$10,000
9/30/95	10,010
12/31/95	10,261
3/31/96	10,882
6/30/96	11,462
9/30/96	11,713
12/31/96	12,760
3/31/97	13,327
6/30/97	14,602
9/30/97	17,250
12/31/97	17,205
3/31/98	19,851
6/30/98	18,468
9/30/98	15,499
12/31/98	19,788
3/31/99	20,717
6/30/99	25,365
9/30/99	23,675
12/31/99	26,692
3/31/00	28,170
6/30/00	28,899
9/30/00	30,596
12/31/00	30,142
3/31/01	30,207
6/30/01	36,192
9/30/01	28,213
12/31/01	35,340
3/31/02	38,259
6/30/02	33,797
9/30/02	25,870
12/31/02	28,528
3/31/03	26,226
6/30/03	31,448
9/30/03	33,797
12/31/03	38,853
3/31/04	40,870
6/30/04	41,297
9/30/04	39,043
12/31/04	43,146
3/31/05	42,640
6/30/05	42,302
9/30/05	43,749
12/31/05	44,350
3/31/06	46,566
6/30/06	44,241
9/30/06	46,836
12/31/06	50,755
3/31/07	51,863
6/30/07	55,536
9/30/07	53,029
12/31/07	49,012
3/31/08	42,447
6/30/08	40,189
9/30/08	38,452
12/31/08	27,545
3/31/09	24,767
6/30/09	30,102
9/30/09	35,648
12/31/09	37,741
3/31/10	40,392
6/30/10	35,788
9/30/10	39,695
12/31/10	43,845
3/31/11	45,276
6/30/11	45,310
9/30/11	37,497
12/31/11	41,962
3/31/12	48,519
6/30/12	45,555
9/30/12	47,159
12/31/12	48,380
3/31/13	54,275
6/30/13	56,786
9/30/13	60,379
12/31/13	65,995
3/31/14	66,867
6/30/14	69,134
9/30/14	69,413
12/31/14	75,913
3/31/15	77,290
6/30/15	75,525
9/30/15	66,631
12/31/15	68,694
3/31/16	70,220
6/30/16	68,859
9/30/16	73,312
12/31/16	76,612
3/31/17	80,372
6/30/17	82,232
9/30/17	82,438
12/31/17	87,561
3/31/18	86,683
6/30/18	86,815
9/30/18	91,553
12/31/18	77,934
3/31/19	87,094
6/30/19	91,214
9/30/19	91,699
12/31/19	99,092
3/31/20	67,832
6/30/20	82,811
9/30/20	89,674
12/31/20	109,062

Details:
The above represents the opinion of the Manager and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. The references to securities are not buy or sell recommendations but are intended to be descriptive examples of the Funds’ investment philosophy and are subject to change. Do not make investments based on the securities referenced. A full schedule of Fund holdings as of

THE OLSTEIN FUNDS

12/31/20 is contained in this report and is subject to change. This information should be preceded or accompanied by a current prospectus, which contains more complete information, including investment objectives, risks, charges, and expenses of the Olstein Funds and should be read carefully before investing. A current prospectus may be obtained by calling (800) 799-2113 or visiting the Olstein Funds’ website at www.olsteinfunds.com.

The Olstein Funds follow a value-oriented investment approach. However, a particular value stock may not increase in price as the Investment Manager anticipates and may actually decline in price if other investors fail to recognize the stock’s value or if a catalyst that the Investment Manager believes will increase the price of the stock does not occur or does not affect the price of the stock in the manner or to the degree that the Investment Manager anticipated. Also, the Investment Manager’s calculation of a stock’s private market value involves estimates of future cash flow which may prove to be incorrect and, therefore, could result in sales of the stock at prices lower than the Fund’s original purchase price. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. There is no assurance that the Fund will achieve its investment objective.

Regarding the Olstein Strategic Opportunities Fund, an investment in a portfolio containing small- and mid-cap companies is subject to additional risks, as the share prices of small- and mid-cap companies are often more volatile than those of larger companies due to several factors, including limited trading volumes, products, financial resources, management inexperience and less publicly available information. The activist strategy invests in stocks of underperforming companies and any shareholder activism might not result in a change in performance or corporate governance. These stocks could also experience less liquidity and higher share price and trading volume volatility than stocks of other companies.

The Russell 3000® Index is an unmanaged index that seeks to represent the broad U.S. equity universe accounting for approximately 98% of the U.S. market capitalization. The Russell 3000® Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index is constructed to provide a comprehensive and unbiased barometer of the broad value market. The S&P 500® Index is an unmanaged index created by Standard & Poor’s Corporation that includes a representative sample of 500 leading companies in leading industries of the U.S. economy and is considered to be a broad-based indicator representing the U.S. stock market performance in general. The Russell 2500® Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “SMID” cap. The Russell 2500® Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. The

THE OLSTEIN FUNDS

Russell 2500® Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500® companies that are considered more value oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 2500® Value Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap value market. Past performance does not guarantee future results. Index returns do not reflect payment of any expenses, fees or sales charges an investor would pay to purchase the securities the Index represents. Such costs would lower performance. One cannot invest directly in an index.

The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. It is widely followed indicator of the stock market in general. The NASDAQ Composite Index is a broad-based capitalization-weighted index of over 2,500 stocks listed on the NASDAQ stock exchange. It is a widely followed indicator of stock market in general, with somewhat of an emphasis on technology-related companies when compared with other broad-based market indicators. “FANG” is the acronym for four prominent technology stocks in the market – Facebook, Amazon, Netflix and Google (now Alphabet, Inc.) Cash flow is the net amount of cash and cash-equivalents being transferred into and out of a business. At the most fundamental level, a company’s ability to create value for shareholders is determined by its ability to generate positive cash flows, or more specifically, maximize long-term free cash flow. Free cash flow represents the cash a company generates after accounting for cash outflows to support operations and maintain its capital assets. Unlike earnings or net income, free cash flow is a measure of profitability that excludes the non-cash expenses of the income statement and includes spending on equipment and assets as well as changes in working capital from the balance sheet. The price-earnings ratio (P/E ratio) is the ratio for valuing a company that measures its current share price relative to its per-share earnings.

THE OLSTEIN FUNDS

Value of $10,000 Investment (Unaudited)

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Class A Inception through the Period Ended of December 31, 2020. The returns listed in the table do not reflect the deduction of taxes on reinvested dividends.

Average Annual Rate of Return For Periods Ended December 31, 2020
	1 Year	Inception(5)
Olstein All Cap Value – Class A (without Load)(1)	10.84%	8.67%
Olstein All Cap Value – Class A (Load Adjusted)(1)	4.73%	6.01%
Russell 3000® Value Index(2)	2.87%	5.81%
Russell 3000® Index(3)	20.89%	14.65%
S&P 500® Index(4)	18.40%	14.33%

(1)
Assumes reinvestment of dividends and capital gains. Reflects the effect of the maximum sale load charge of 5.50% in load adjusted return. Past performance is not necessarily indicative of future results. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
The Russell 3000® Value Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(3)
The Russell 3000® Index reflects the broad U.S. equity universe and represents approximately 98% of the U.S. market. The Russell 3000® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(4)
The S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(5)	Commenced operations on September 17, 2018.

OLSTEIN ALL CAP VALUE FUND

Value of $10,000 Investment (Unaudited)

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Class C for the past 10 years through the Period Ended of December 31, 2020. The line chart does not reflect any applicable Contingent Deferred Sales Charge. The returns listed in the table do not reflect the deduction of taxes on reinvested dividends.

Average Annual Rate of Return For Periods Ended December 31, 2020
	1 Year	5 Year	10 Year	15 Year	Inception(5)
Olstein All Cap Value – Class C(1)	9.06%	9.69%	9.54%	6.18%	9.91%
Russell 3000® Value Index(2)	2.87%	9.74%	10.36%	7.30%	8.96%
Russell 3000® Index(3)	20.89%	15.43%	13.79%	9.98%	9.78%
S&P 500® Index(4)	18.40%	15.22%	13.88%	9.88%	9.71%

(1)
Assumes reinvestment of dividends and capital gains. Also includes all expenses at the end of each period and assumes the deduction of the appropriate CDSC as if an investor had redeemed at the end of the one year period, and thus represents a “net return”. The CDSC is based on the lesser of the original purchase price and the value of such shares at the time of redemption. Past performance is not necessarily indicative of future results. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
The Russell 3000® Value Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expense associated with investments in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(3)
The Russell 3000® Index reflects the broad U.S. equity universe and represents approximately 98% of the U.S. market. The Russell 3000® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(4)
The S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(5)	Commenced operations on September 21, 1995.

OLSTEIN ALL CAP VALUE FUND

Value of $10,000 Investment (Unaudited)

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Adviser Class for the past 10 years through the Period Ended of December 31, 2020. The returns listed in the table do not reflect the deduction of taxes on reinvested dividends.

Average Annual Rate of Return For Periods Ended December 31, 2020
	1 Year	5 Year	10 Year	15 Year	Inception(5)
Olstein All Cap Value –
Adviser Class(1)	11.13%	10.79%	10.56%	7.11%	8.14%
Russell 3000® Value Index(2)	2.87%	9.74%	10.36%	7.30%	7.10%
Russell 3000® Index(3)	20.89%	15.43%	13.79%	9.98%	7.61%
S&P 500® Index(4)	18.40%	15.22%	13.88%	9.88%	7.13%

(1)
Assumes reinvestment of dividends and capital gains. Also includes all expenses at the end of each period and thus represents a “net return”. Past performance is not necessarily indicative of future results. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
The Russell 3000® Value Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expense associated with investments in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(3)
The Russell 3000® Index reflects the broad U.S. equity universe and represents approximately 98% of the U.S. market. The Russell 3000® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(4)
The S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(5)	Commenced operations on September 21, 1999.

OLSTEIN ALL CAP VALUE FUND

Value of $10,000 Investment (Unaudited)

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Class A for the past 10 years through the Period Ended of December 31, 2020. The returns listed in the table do not reflect the deduction of taxes on reinvested dividends.

Average Annual Rate of Return For Periods Ended December 31, 2020
	1 Year	5 Year	10 Year	Inception(5)
Olstein Strategic Opportunities –
Class A (without Load)(1)	15.82%	10.31%	9.71%	7.83%
Olstein Strategic Opportunities –
Class A (Load Adjusted)(1)	9.48%	9.07%	9.09%	7.40%
Russell 2500® Value Index(2)	4.88%	9.43%	9.33%	6.94%
Russell 2500® Index(3)	19.99%	13.64%	11.97%	9.37%
S&P 500® Index(4)	18.40%	15.22%	13.88%	9.66%

(1)
Assumes reinvestment of dividends and capital gains. Reflects the effect of the maximum sale load charge of 5.50% in load adjusted return. Past performance is not necessarily indicative of future results. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
The Russell 2500® Value Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(3)
The Russell 2500® Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index. The Russell 2500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(4)
The S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(5)	Commencement of operation was November 1, 2006.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Value of $10,000 Investment (Unaudited)

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Class C for the past 10 years through the Period Ended of December 31, 2020. The line chart does not reflect any applicable Contingent Deferred Sales Charge. The returns listed in the table do not reflect the deduction of taxes on reinvested dividends.

Average Annual Rate of Return For Periods Ended December 31, 2020
	1 Year	5 Year	10 Year	Inception(5)
Olstein Strategic Opportunities –
Class C(1)	13.98%	9.49%	8.89%	7.05%
Russell 2500® Value Index(2)	4.88%	9.43%	9.33%	6.94%
Russell 2500® Index(3)	19.99%	13.64%	11.97%	9.37%
S&P 500® Index(4)	18.40%	15.22%	13.88%	9.66%

(1)
Assumes reinvestment of dividends and capital gains. Also includes all expenses at the end of each period and assumes the deduction of the appropriate CDSC as if an investor had redeemed at the end of the one year period, and thus represents a “net return”. The CDSC is based on the lesser of the original purchase price and the value of such shares at the time of redemption. Past performance is not necessarily indicative of future results. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
The Russell 2500® Value Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(3)
The Russell 2500® Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index. The Russell 2500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(4)
The S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(5)	Commencement of operation was November 1, 2006.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Value of $10,000 Investment (Unaudited)

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Adviser Class Inception through the Period Ended of December 31, 2020. The returns listed in the table do not reflect the deduction of taxes on reinvested dividends.

Average Annual Rate of Return For Periods Ended December 31, 2020
	1 Year	3 Year	5 Year	Inception(5)
Olstein Strategic Opportunities –
Adviser Class(1)	16.11%	8.84%	10.58%	5.52%
Russell 2500® Value Index(2)	4.88%	4.34%	9.43%	6.79%
Russell 2500® Index(3)	19.99%	11.33%	13.64%	10.52%
S&P 500® Index(4)	18.40%	14.18%	15.22%	13.06%

(1)
Assumes reinvestment of dividends and capital gains. Also include all expense at the end of the period and thus represents a “net return”. Past performance is not necessarily indicative of future results. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
The Russell 2500® Value Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(3)
The Russell 2500® Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index. The Russell 2500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(4)
The S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(5)	Commencement of operation was May 11, 2015.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Funds
Expense Examples as of December 31, 2020 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, sales loads on purchase payments or contingent deferred sales charges on redemptions, if any, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, interest expense and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2020 – December 31, 2020.

Actual Expenses For each class, the first line of the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes For each class, the second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs may have been higher.

THE OLSTEIN FUNDS

Olstein All Cap Value Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
Actual	7/1/20	12/31/20	7/1/20 to 12/31/20
Class A(2)	$1,000.00	$1,321.80	$8.25
Class C(2)	$1,000.00	$1,317.00	$12.61
Adviser Class(2)	$1,000.00	$1,323.60	$6.79

Hypothetical (5% annual return
before expenses)
Class A	$1,000.00	$1,018.10	$7.17
Class C	$1,000.00	$1,014.32	$10.97
Adviser Class	$1,000.00	$1,019.36	$5.90

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month of 1.41%, 2.16% and 1.16% for Class A, Class C, and Adviser Class, respectively, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended December 31, 2020 of 32.18%, 31.70%, and 32.36% for the Class A, Class C and the Adviser Class, respectively.

Olstein Strategic Opportunities Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(3)
Actual	7/1/20	12/31/20	7/1/20 to 12/31/20
Class A(4)	$1,000.00	$1,460.20	$9.92
Class C(4)	$1,000.00	$1,453.40	$14.53
Adviser Class(4)	$1,000.00	$1,461.30	$8.38

Hypothetical (5% annual return
before expenses)
Class A	$1,000.00	$1,017.14	$8.13
Class C	$1,000.00	$1,013.36	$11.93
Adviser Class	$1,000.00	$1,018.40	$6.87

(3)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month of 1.60%, 2.35% and 1.35% for Class A, Class C, and Adviser Class, respectively, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

(4)	Based on the actual returns for the six-month period ended December 31, 2020 of 46.02%, 45.34%, and 46.13% for the Class A, Class C and the Adviser Class, respectively.

THE OLSTEIN FUNDS

Olstein All Cap Value Fund
Allocation of Portfolio Assets as a percentage of investments
December 31, 2020 (Unaudited)

Olstein Strategic Opportunities Fund
Allocation of Portfolio Assets as a percentage of investments
December 31, 2020 (Unaudited)

THE OLSTEIN FUNDS

Olstein All Cap Value Fund
Schedule of Investments as of December 31, 2020 (Unaudited)

COMMON STOCKS – 87.9%
ADVERTISING AGENCIES – 1.8%	Shares	Value
Omnicom Group, Inc. (a)	179,100	$11,170,467

AEROSPACE & DEFENSE – 0.9%
Raytheon Technologies Corporation	77,000	5,506,270

AIR DELIVERY & FREIGHT SERVICES – 2.3%
FedEx Corporation	25,500	6,620,310
United Parcel Service, Inc. – Class B	45,000	7,578,000
		14,198,310

AIRLINES – 1.7%
Delta Air Lines, Inc.	131,000	5,267,510
JetBlue Airways Corporation (b)	380,150	5,527,381
		10,794,891

AUTO MANUFACTURERS – 1.0%
General Motors Company	156,000	6,495,840

BEVERAGES – 0.5%
Keurig Dr Pepper, Inc. (a)	100,000	3,200,000

BUILDING PRODUCTS – 1.1%
Carrier Global Corporation	181,000	6,827,320

CAPITAL MARKETS – 1.5%
Goldman Sachs Group, Inc.	36,000	9,493,560

CHEMICALS – 3.6%
Corteva, Inc.	263,960	10,220,531
DuPont de Nemours, Inc. (a)	111,000	7,893,210
Eastman Chemical Company	46,000	4,612,880
		22,726,621

COMMERCIAL BANKS – 6.3%
Citizens Financial Group, Inc.	224,000	8,010,240
Fifth Third Bancorp	310,000	8,546,700
Prosperity Bancshares, Inc.	80,900	5,611,224
U.S. Bancorp	152,000	7,081,680

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 87.9% – continued
COMMERCIAL BANKS – 6.3% – continued	Shares	Value
Wells Fargo & Company	341,000	$10,291,380
		39,541,224

COMMERCIAL SERVICES – 1.6%
Moody’s Corporation	17,000	4,934,080
S&P Global, Inc.	15,000	4,930,950
		9,865,030

COMMUNICATIONS EQUIPMENT – 1.9%
Cisco Systems, Inc.	266,000	11,903,500

COMPUTERS – 2.6%
Apple, Inc.	62,000	8,226,780
Western Digital Corporation	151,000	8,363,890
		16,590,670

CONSUMER FINANCE – 3.7%
American Express Company	50,000	6,045,500
Equifax, Inc.	49,000	9,449,160
MasterCard, Inc. – Class A	9,000	3,212,460
Visa, Inc. – Class A (a)	21,000	4,593,330
		23,300,450

CONTAINERS & PACKAGING – 1.2%
WestRock Company	175,600	7,643,868

DIVERSIFIED FINANCIAL SERVICES – 2.7%
Berkshire Hathaway, Inc. – Class B (b)	26,000	6,028,620
Invesco Ltd. (c)	622,500	10,850,175
		16,878,795

E-COMMERCE – 1.6%
eBay, Inc.	202,000	10,150,500

ELECTRICAL EQUIPMENT – 1.5%
Eaton Corporation PLC (c)	10,000	1,201,400
Generac Holdings, Inc. (b)	35,500	8,073,055
		9,274,455

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 87.9% – continued
ELECTRONICS – 2.0%	Shares	Value
Keysight Technologies, Inc. (b)	60,000	$7,925,400
Sensata Technologies Holding PLC (b)(c)	86,000	4,535,640
		12,461,040

ENERGY – 1.2%
Schlumberger Ltd. (c)	347,000	7,575,010

FOOD & DRUG RETAILERS – 4.4%
CVS Health Corporation	169,000	11,542,700
Walgreens Boots Alliance, Inc.	396,000	15,792,480
		27,335,180

HEALTH CARE EQUIPMENT & SUPPLIES – 5.7%
Baxter International, Inc.	82,000	6,579,680
Becton, Dickinson and Company	47,000	11,760,340
Medtronic PLC (c)	76,000	8,902,640
Zimmer Biomet Holdings, Inc.	56,000	8,629,040
		35,871,700

HEALTH CARE PROVIDERS & SERVICES – 2.8%
Quest Diagnostics, Inc.	40,000	4,766,800
UnitedHealth Group, Inc.	16,000	5,610,880
Universal Health Services, Inc. – Class B	54,000	7,425,000
		17,802,680

HOUSEHOLD DURABLES – 1.6%
Mohawk Industries, Inc. (b)	71,000	10,007,450

INDUSTRIAL EQUIPMENT WHOLESALE – 1.6%
WESCO International, Inc. (b)	124,000	9,734,000

INSURANCE – 3.0%
Aon PLC – Class A (a)(c)	9,000	1,901,430
Marsh & McLennan Companies, Inc.	27,000	3,159,000
Travelers Companies, Inc.	44,000	6,176,280
Willis Towers Watson PLC (c)	36,000	7,584,480
		18,821,190

INTERACTIVE MEDIA & SERVICES – 1.4%
Facebook, Inc. – Class A (b)	33,000	9,014,280

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 87.9% – continued
INTERNET & DIRECT MARKETING RETAIL – 0.8%	Shares	Value
Booking Holdings, Inc. (b)	2,150	$4,788,630

INTERNET SOFTWARE & SERVICES – 1.5%
Alphabet, Inc. – Class C (b)	5,300	9,284,964

IT SERVICES – 1.4%
Accenture PLC – Class A (c)	14,500	3,787,545
Automatic Data Processing, Inc.	30,000	5,286,000
		9,073,545

MACHINERY – 0.5%
Cummins, Inc.	13,000	2,952,300

MATERIALS – 0.7%
Axalta Coating Systems Ltd. (b)(c)	163,000	4,653,650

MEDIA – 7.3%
Comcast Corporation – Class A	168,000	8,803,200
Discovery, Inc. – Class C (a)(b)	543,450	14,232,956
ViacomCBS, Inc. – Class B (a)	347,200	12,936,672
Walt Disney Company (b)	55,000	9,964,900
		45,937,728

MULTILINE RETAIL – 1.0%
Dollar Tree, Inc. (b)	55,000	5,942,200

PHARMACEUTICALS – 1.1%
Johnson & Johnson	45,000	7,082,100

REAL ESTATE MANAGEMENT & DEVELOPMENT – 0.5%
CBRE Group, Inc. – Class A (b)	50,000	3,136,000

RESTAURANTS – 2.9%
Cracker Barrel Old Country Store, Inc. (a)	44,000	5,804,480
Denny’s Corporation (b)	462,000	6,782,160
McDonald’s Corporation	25,000	5,364,500
		17,951,140

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 87.9% – continued
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 3.5%	Shares	Value
Intel Corporation	222,000	$11,060,040
Kulicke and Soffa Industries, Inc.	226,000	7,189,060
Texas Instruments, Inc.	21,000	3,446,730
		21,695,830

SOFTWARE – 2.3%
Microsoft Corporation	15,000	3,336,300
Oracle Corporation	95,000	6,145,550
SS&C Technologies Holdings, Inc.	71,000	5,165,250
		14,647,100

SPECIALTY RETAIL – 0.8%
Lowe’s Companies, Inc.	30,000	4,815,300

TELECOMMUNICATIONS – 1.2%
Corning, Inc.	211,700	7,621,200

TEXTILES, APPAREL & LUXURY GOODS – 1.2%
Tapestry, Inc.	232,000	7,210,560
TOTAL COMMON STOCKS (Cost $423,364,547)		550,976,548

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

SHORT-TERM INVESTMENT – 12.2%
MONEY MARKET DEPOSIT ACCOUNT – 12.2%	Shares	Value
U.S. Bank N.A., 0.03% (d)
Total Money Market Deposit Account	76,395,490	$76,395,490
TOTAL SHORT-TERM INVESTMENT (Cost $76,395,490)		76,395,490

INVESTMENT PURCHASED WITH THE CASH
PROCEEDS FROM SECURITIES LENDING – 8.7%
INVESTMENT COMPANY – 8.7%
Mount Vernon Liquid Assets Portfolio, LLC 0.17% (e)
Total Investment Company	54,431,698	54,431,698
TOTAL INVESTMENT PURCHASED WITH THE CASH
PROCEEDS FROM SECURITIES LENDING (Cost $54,431,698)		54,431,698

TOTAL INVESTMENTS – 108.8%
(Cost $554,191,735)		681,803,736
LIABILITIES IN EXCESS OF OTHER ASSETS – (8.8)%		(54,873,775)
TOTAL NET ASSETS – 100.0%		$626,929,961

(a)	All or a portion of this security was out on loan at December 31, 2020. Total loaned securities had a value of $53,632,668 at December 31, 2020.
(b)	Non-income producing security.
(c)	U.S. Dollar-denominated foreign security.
(d)
The Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of December 31, 2020.

(e)	The rate quoted is the annualized seven-day yield for the Fund at period end.
PLC – Public Limited Company

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

Olstein Strategic Opportunities Fund
Schedule of Investments as of December 31, 2020 (Unaudited)

COMMON STOCKS – 80.9%
AIRLINES – 1.3%	Shares	Value
JetBlue Airways Corporation (a)	83,000	$1,206,820

AUTO COMPONENTS – 1.4%
Miller Industries, Inc.	33,523	1,274,544

AUTO MANUFACTURERS – 3.7%
Blue Bird Corporation (a)	189,000	3,451,140

BANKS – 2.0%
First Hawaiian, Inc.	80,000	1,886,400

COMMERCIAL BANKS – 7.8%
Citizens Financial Group, Inc.	84,460	3,020,290
Home BancShares, Inc.	114,000	2,220,720
Prosperity Bancshares, Inc. (b)	30,211	2,095,435
		7,336,445

COMMERCIAL SERVICES & SUPPLIES – 1.5%
Brady Corporation – Class A	27,000	1,426,140

CONTAINERS & PACKAGING – 2.3%
WestRock Company	48,400	2,106,852

DIVERSIFIED FINANCIAL SERVICES – 4.7%
Invesco Ltd. (c)	251,000	4,374,930

ELECTRICAL EQUIPMENT – 1.0%
Generac Holdings, Inc. (a)(b)	4,200	955,122

ELECTRONIC COMPONENTS – 1.6%
Vishay Intertechnology, Inc. (b)	72,000	1,491,120

ELECTRONICS – 3.1%
Keysight Technologies, Inc. (a)	8,100	1,069,929
Sensata Technologies Holding PLC (a)(c)	35,000	1,845,900
		2,915,829
HEALTH CARE EQUIPMENT & SUPPLIES – 2.5%
Zimmer Biomet Holdings, Inc.	15,000	2,311,350

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

COMMON STOCKS – 80.9% – continued
HEALTH CARE PRODUCTS – 3.2%	Shares	Value
Integra LifeSciences Holdings Corporation (a)	46,000	$2,986,320

HOUSEHOLD DURABLES – 7.6%
Central Garden & Pet Company – Class A (a)(b)	91,000	3,306,030
Lifetime Brands, Inc.	110,600	1,681,120
Mohawk Industries, Inc. (a)	15,000	2,114,250
		7,101,400

INDUSTRIAL EQUIPMENT WHOLESALE – 4.5%
WESCO International, Inc. (a)	54,000	4,239,000

MACHINERY – 4.2%
Federal Signal Corporation	29,000	961,930
Shyft Group, Inc.	103,000	2,923,140
		3,885,070

MATERIALS – 2.0%
Axalta Coating Systems Ltd. (a)(c)	65,537	1,871,081

MEDIA – 4.0%
Discovery, Inc. – Class C (a)(b)	144,550	3,785,764

OIL & GAS – 1.7%
NOW, Inc. (a)(b)	221,000	1,586,780

PHARMACEUTICALS – 3.1%
Prestige Consumer Healthcare, Inc. (a)(b)	84,000	2,929,080

PROFESSIONAL SERVICES – 1.2%
Korn Ferry	25,000	1,087,500

RESTAURANTS – 6.2%
Cracker Barrel Old Country Store, Inc. (b)	11,750	1,550,060
Denny’s Corporation (a)(b)	181,000	2,657,080
Dine Brands Global, Inc.	28,000	1,624,000
		5,831,140

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 2.0%
Kulicke and Soffa Industries, Inc.	57,750	1,837,028

SOFTWARE – 1.7%
Intelligent Systems Corporation (a)(b)	40,000	1,604,400

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

COMMON STOCKS – 80.9% – continued
SPECIALTY RETAIL – 2.2%	Shares	Value
Big Lots, Inc. (b)	48,000	$2,060,640

TEXTILES, APPAREL & LUXURY GOODS – 1.7%
Levi Strauss & Co. – Class A	7,000	140,560
Tapestry, Inc.	46,350	1,440,558
		1,581,118

TRANSPORTATION EQUIPMENT – 2.7%
Wabash National Corporation (b)	146,000	2,515,580
TOTAL COMMON STOCKS (COST $56,208,277)		75,638,593

SHORT-TERM INVESTMENT – 19.3%
MONEY MARKET DEPOSIT ACCOUNT – 19.3%
U.S. Bank N.A., 0.03% (d)
Total Money Market Deposit Account	18,002,326	18,002,326
TOTAL SHORT-TERM INVESTMENT (COST $18,002,326)		18,002,326

INVESTMENT PURCHASED WITH THE CASH
PROCEEDS FROM SECURITIES LENDING – 15.3%
INVESTMENT COMPANY – 15.3%
Mount Vernon Liquid Assets Portfolio, LLC 0.17% (e)
Total Investment Company	14,339,519	14,339,519
TOTAL INVESTMENT PURCHASED WITH THE CASH
PROCEEDS FROM SECURITIES LENDING (Cost $14,339,519)		14,339,519

TOTAL INVESTMENTS – 115.5%
(Cost $88,550,122)		107,980,438
LIABILITIES IN EXCESS OF OTHER ASSETS – (15.5)%		(14,468,562)
TOTAL NET ASSETS – 100.0%		$93,511,876

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at December 31, 2020. Total loaned securities had a value of $13,992,538 at December 31, 2020.
(c)	U.S. Dollar-denominated foreign security.
(d)
The Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of December 31, 2020.

(e)	The rate quoted is the annualized seven-day yield for the Fund at period end.
PLC- Public Limited Company

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

(THIS PAGE INTENTIONALLY LEFT BLANK).

The Olstein Funds
Statements of Assets and Liabilities as of December 31, 2020 (Unaudited)

		Olstein
	Olstein	Strategic
	All Cap	Opportunities
	Value Fund	Fund
Assets:
Investments, at value(1) (at cost $554,191,735
and $88,550,122, respectively)	$681,803,736	$107,980,438
Receivable for investment securities sold	551,507	—
Receivable for capital shares sold	41,727	54,334
Dividends and interest receivable	652,028	29,346
Securities lending income receivable	2,285	684
Prepaid expenses and other assets	101,606	38,394
Total Assets	$683,152,889	$108,103,196

Liabilities:
Payable upon return of securities loaned	54,431,698	14,339,519
Payable for investment securities purchased	624,416	—
Payable for capital shares redeemed	159,885	87,350
Payable to investment adviser	527,307	67,199
Accrued distribution fees	273,344	16,674
Payable for transfer agent fees & expenses	85,295	26,197
Payable for fund administration & accounting fees	79,549	35,293
Payable for trustee fees	3,662	3,588
Payable for compliance fees	3,372	3,372
Payable for custody fees	6,864	832
Payable for audit fees	10,834	9,578
Accrued expenses	16,702	1,718
Total Liabilities	56,222,928	14,591,320
Net Assets	$626,929,961	$93,511,876

Net Assets Consist of:
Paid-in capital	$473,548,556	$75,111,763
Total distributable earnings	153,381,405	18,400,113
Total net assets	$626,929,961	$93,511,876

(1)	Includes securities on loan with a value of $53,632,668 and $13,992,538, respectively.

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN FUNDS

		Olstein
	Olstein	Strategic
	All Cap	Opportunities
	Value Fund	Fund
Class A:
Net assets	$115,345,113	$22,354,505
Shares of beneficial interest outstanding(1)	4,097,034	1,007,910
Net asset value, offering price and redemption price per share	$28.15	$22.18
Maximum offering price per share(2)	$29.79	$23.47

Class C:
Net assets	$292,005,606	$14,090,049
Shares of beneficial interest outstanding(1)	13,440,992	716,875
Net asset value, offering price and redemption price per share(3)	$21.73	$19.65

Adviser Class:
Net assets	$219,579,242	$57,067,322
Shares of beneficial interest outstanding(1)	7,757,579	2,536,955
Net asset value, offering price and redemption price per share	$28.31	$22.49

(1)	Unlimited number of shares authorized without par value.
(2)	The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.50%.
(3)	May be subject to a contingent deferred sales charge of 1.00% on certain shares redeemed within 12 months of purchase on Class C shares.

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN FUNDS

The Olstein Funds
Statements of Operations
For the Six Months Ended December 31, 2020 (Unaudited)

		Olstein
	Olstein	Strategic
	All Cap	Opportunities
	Value Fund	Fund
Investment Income:
Dividend income	$4,314,597	$431,962
Interest income	8,507	1,007
Securities lending income, net	17,521	5,033
Total investment income	4,340,625	438,002

Expenses:
Investment advisory fees (See Note 4)	2,784,585	337,024
Transfer agent fees & expenses (See Note 4)	178,096	61,850
Fund administration & accounting fees (See Note 4)	156,876	70,116
Federal & state registration fees	26,122	24,006
Custody fees (See Note 4)	19,258	2,800
Postage & printing fees	12,170	2,994
Insurance fees	9,520	2,184
Audit fees	9,336	9,580
Legal fees	8,556	8,556
Trustee fees	7,176	7,090
Compliance fees (See Note 4)	6,624	6,624
Other expenses	3,852	3,116
Distribution fees (See Note 5)
Class A	139,253	22,929
Class C	1,334,727	62,238
Total expenses	4,696,151	621,107
Less: waiver from investment adviser (See Note 4)	—	(80,957)
Net expenses	4,696,151	540,150
Net investment loss	(355,526)	(102,148)

Realized and Unrealized Gain on Investments:
Net realized gain on investments	33,690,368	4,089,043
Net change in unrealized appreciation/depreciation on investments	122,094,802	21,748,067
Net realized and unrealized gain on investments	155,785,170	25,837,110
Net increase in net assets resulting from operations	$155,429,644	$25,734,962

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN FUNDS

(THIS PAGE INTENTIONALLY LEFT BLANK).

Olstein All Cap Value Fund
Statements of Changes in Net Assets

	For the
	Six Months Ended	For the
	December 31, 2020	Year Ended
	(Unaudited)	June 30, 2020
Operations:
Net investment income (loss)	$(355,526)	$2,311,149
Net realized gain (loss) on investments	33,690,368	(2,774,105)
Change in unrealized appreciation/depreciation on investments	122,094,802	(52,494,596)
Net increase (decrease) in net assets resulting from operations	155,429,644	(52,957,552)

Capital Share Transactions:
Class A:
Proceeds from shares sold	11,518,238	91,262,827
Proceeds from reinvestment of distributions	436,281	2,029,505
Payments for shares redeemed	(20,501,298)	(6,057,487)
Increase (Decrease) in net assets resulting
from Class A transactions	(8,546,779)	87,234,845
Class C:
Proceeds from shares sold	924,599	4,357,258
Proceeds from reinvestment of distributions	512,387	9,924,575
Payments for shares redeemed	(31,083,891)	(123,362,849)
Decrease in net assets resulting from Class C transactions	(29,646,905)	(109,081,016)
Adviser Class:
Proceeds from shares sold	21,420,980	8,272,852
Proceeds from reinvestment of distributions	1,080,886	5,200,929
Payments for shares redeemed	(18,767,618)	(18,982,393)
Increase (Decrease) in net assets resulting
from Adviser Class transactions	3,734,248	(5,508,612)
Net decrease in net assets from capital share transactions	(34,459,436)	(27,354,783)

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

	For the
	Six Months Ended	For the
	December 31, 2020	Year Ended
	(Unaudited)	June 30, 2020
Distributions to shareholders:
Class A	$(624,826)	$(2,033,873)
Class C	(546,347)	(11,483,184)
Adviser Class	(1,139,976)	(5,937,958)
Total distributions to shareholders	(2,311,149)	(19,455,015)

Total increase (decrease) in net assets:	118,659,059	(99,767,350)

Net Assets:
Beginning of period	508,270,902	608,038,252
End of period	$626,929,961	$508,270,902

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

Olstein Strategic Opportunities Fund
Statements of Changes in Net Assets

	For the
	Six Months Ended	For the
	December 31, 2020	Year Ended
	(Unaudited)	June 30, 2020
Operations:
Net investment loss	$(102,148)	$(68,045)
Net realized gain (loss) on investments	4,089,043	(3,431,991)
Change in unrealized appreciation/depreciation on investments	21,748,067	(6,187,114)
Net increase (decrease) in net assets resulting from operations	25,734,962	(9,687,150)

Capital Share Transactions:
Class A:
Proceeds from shares sold	912,675	5,238,030
Proceeds from reinvestment of distributions	—	—
Payments for shares redeemed	(1,440,120)	(4,721,176)
Increase (Decrease) in net assets resulting
from Class A transactions	(527,445)	516,854
Class C:
Proceeds from shares sold	111,245	659,540
Proceeds from reinvestment of distributions	—	—
Payments for shares redeemed	(1,871,545)	(7,095,684)
Decrease in net assets resulting from Class C transactions	(1,760,300)	(6,436,144)
Adviser Class:
Proceeds from shares sold	16,662,010	5,295,661
Proceeds from reinvestment of distributions	—	—
Payments for shares redeemed	(2,816,151)	(12,059,842)
Increase (Decrease) in net assets resulting from
Adviser Class transactions	13,845,859	(6,764,181)
Net increase (decrease) in net assets
from capital share transactions	11,558,114	(12,683,471)

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

For the
	Six Months Ended	For the
	December 31, 2020	Year Ended
	(Unaudited)	June 30, 2020
Distributions to shareholders:
Class A	$—	$—
Class C	—	—
Adviser Class	—	—
Total distributions to shareholders	—	—

Total increase (decrease) in net assets	37,293,076	(22,370,621)

Net Assets
Beginning of period	56,218,800	78,589,421
End of period	$93,511,876	$56,218,800

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein All Cap Value Fund
Financial Highlights

Class A

	For the
	Six Months	For the	Period
	Ended	Year	Inception(1)
	Dec. 31,	Ended	through
	2020	June 30,	June 30,
	(Unaudited)	2020	2019
Net Asset Value, Beginning of Period	$21.40	$24.10	$26.07
Investment Operations:
Net investment income(2)	0.02	0.17	0.13
Net realized and unrealized gain (loss) on investments	6.86	(2.12)	(0.32)
Total from investment operations	6.88	(1.95)	(0.19)
Less distributions from:
Net investment income	(0.13)	(0.10)	—
Net realized gains	—	(0.65)	(1.78)
Total distributions	(0.13)	(0.75)	(1.78)
Net Asset Value, End of Period	$28.15	$21.40	$24.10
Total Return(3)(4)	32.18%	-8.54%	0.04%
Supplemental Data and Ratios
Net assets, end of period (000’s omitted)	$115,345	$93,359	$12,920
Ratio of expenses to average net assets(5)	1.41%	1.40%	1.43%
Ratio of net investment income to average net assets(5)	0.15%	0.75%	0.68%
Portfolio Turnover(4)(6)	16.36%	47.68%	38.73%

(1)	Inception date of Class A was September 17, 2018.
(2)	Per share amounts calculated using the average shares method.
(3)	Total return does not reflect sales charges.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	Portfolio turnover disclosed is for the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

Olstein All Cap Value Fund
Financial Highlights

Class C

	For the
	Six Months	For the		For the	For the	For the	For the
	Ended	Year		Year	Year	Year	Year
	Dec. 31,	Ended		Ended	Ended	Ended	Ended
	2020	June 30,		June 30,	June 30,	June 30,	June 30,
	(Unaudited)	2020		2019	2018	2017	2016
Net Asset Value,
Beginning of Period	$16.53	$18.82		$19.79	$19.90	$16.70	$21.40
Investment Operations:
Net investment loss(1)	(0.06)	(0.00	)(2)	(0.03)	(0.12)	(0.14)	(0.07)
Net realized and unrealized
gain (loss) on investments	5.30	(1.64)		0.84	1.22	3.38	(1.74)
Total from investment operations	5.24	(1.64)		0.81	1.10	3.24	(1.81)
Less distributions from:
Net investment income	(0.04)	—		—	—	—	—
Net realized gains	—	(0.65)		(1.78)	(1.21)	(0.04)	(2.89)
Total distributions	(0.04)	(0.65)		(1.78)	(1.21)	(0.04)	(2.89)
Net Asset Value, End of Period	$21.73	$16.53		$18.82	$19.79	$19.90	$16.70
Total Return(3)(4)	31.70%	-9.21%		5.07%	5.57%	19.42%	-8.83%
Supplement Data and Ratios
Net assets end of
period (000’s omitted)	$292,006	$248,420		$400,820	$456,794	$493,526	$463,972
Ratio of expenses to average net assets(5)	2.16%	2.15%		2.19%	2.25%	2.25%	2.25%
Ratio of net investment loss
to average net assets(5)	(0.60)%	(0.00	)%(7)	(0.15)%	(0.60)%	(0.74)%	(0.40)%
Portfolio Turnover(4)(6)	16.36%	47.68%		38.73%	53.79%	55.51%	51.13%

(1)	Per share amounts calculated using the average shares method.
(2)	Amount is less than $0.01 per share.
(3)	Total return does not reflect sales charges.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	Portfolio turnover disclosed is for the Fund as a whole.
(7)	Amount rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

Olstein All Cap Value Fund
Financial Highlights

Adviser Class

	For the
	Six Months	For the	For the	For the	For the	For the
	Ended	Year	Year	Year	Year	Year
	Dec. 31,	Ended	Ended	Ended	Ended	Ended
	2020	June 30,	June 30,	June 30,	June 30,	June 30,
	(Unaudited)	2020	2019	2018	2017	2016
Net Asset Value,
Beginning of Period	$21.51	$24.15	$24.64	$24.25	$20.15	$24.94
Investment Operations:
Net investment income(1)	0.05	0.23	0.20	0.10	0.06	0.13
Net realized and unrealized
gain (loss) on investments	6.91	(2.13)	1.09	1.50	4.08	(2.03)
Total from investment operations	6.96	(1.90)	1.29	1.60	4.14	(1.90)
Less distributions from:
Net investment income	(0.16)	(0.09)	—	—	—	—
Net realized gains	—	(0.65)	(1.78)	(1.21)	(0.04)	(2.89)
Total distributions	(0.16)	(0.74)	(1.78)	(1.21)	(0.04)	(2.89)
Net Asset Value, End of Period	$28.31	$21.51	$24.15	$24.64	$24.25	$20.15
Total Return(2)	32.36%	-8.27%	6.06%	6.66%	20.56%	-7.87%
Supplement Data and Ratios
Net assets end of
period (000’s omitted)	$219,759	$166,492	$194,298	$204,963	$198,876	$166,465
Ratio of expenses to average net assets(3)	1.16%	1.15%	1.19%	1.25%	1.25%	1.25%
Ratio of net investment income
to average net assets(3)	0.40%	1.00%	0.85%	0.40%	0.26%	0.60%
Portfolio Turnover(2)(4)	16.36%	47.68%	38.73%	53.79%	55.51%	51.13%

(1)	Per share amounts calculated using the average shares method.
(2)	Not annualized for periods less than one year.
(3)	Annualized for periods less than one year.
(4)	Portfolio turnover disclosed is for the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

Olstein Strategic Opportunities Fund
Financial Highlights

Class A

	For the
	Six Months	For the	For the	For the	For the	For the
	Ended	Year	Year	Year	Year	Year
	Dec. 31,	Ended	Ended	Ended	Ended	Ended
	2020	June 30,	June 30,	June 30,	June 30,	June 30,
	(Unaudited)	2020	2019	2018	2017	2016
Net Asset Value,
Beginning of Period	$15.19	$17.24	$17.46	$16.90	$13.61	$17.71
Investment Operations:
Net investment loss(1)	(0.03)	(0.01)	(0.03)	(0.09)	(0.08)	(0.05)
Net realized and unrealized
gain (loss) on investments	7.02	(2.04)	(0.05)	0.65	3.37	(2.63)
Total from investment operations	6.99	(2.05)	(0.08)	0.56	3.29	(2.68)
Less distributions from:
Net realized gains	—	—	(0.14)	—	—	(1.42)
Total distributions	—	—	(0.14)	—	—	(1.42)
Net Asset Value, End of Period	$22.18	$15.19	$17.24	$17.46	$16.90	$13.61
Total Return(2)(3)	46.02%	-11.89%	-0.38%	3.31%	24.17%	-15.31%
Supplemental Data and Ratios
Net assets end of
period (000’s omitted)	$22,355	$15,873	$17,801	$23,176	$31,537	$46,225
Ratio of expenses to average net assets:
Before expense waiver(4)	1.84%	1.81%	1.73%	1.62%	1.61%	1.70%
After expense waiver(4)	1.60%	1.60%	1.60%	1.60%	1.60%	1.60%
Ratio of net investment loss
to average net assets:
After expense waiver(4)	(0.30)%	(0.07)%	(0.17)%	(0.54)%	(0.50)%	(0.31)%
Portfolio Turnover(3)	25.94%	45.05%	35.03%	52.98%	64.90%	58.24%

(1)	Per share amounts calculated using the average shares method.
(2)	Total return does not reflect sales charges.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Financial Highlights

Class C

	For the
	Six Months	For the	For the	For the	For the	For the
	Ended	Year	Year	Year	Year	Year
	Dec. 31,	Ended	Ended	Ended	Ended	Ended
	2020	June 30,	June 30,	June 30,	June 30,	June 30,
	(Unaudited)	2020	2019	2018	2017	2016
Net Asset Value,
Beginning of Period	$13.52	$15.45	$15.78	$15.39	$12.49	$16.50
Investment Operations:
Net investment loss(1)	(0.08)	(0.12)	(0.14)	(0.20)	(0.18)	(0.14)
Net realized and unrealized
gain (loss) on investments	6.21	(1.81)	(0.05)	0.59	3.08	(2.45)
Total from investment operations	6.13	(1.93)	(0.19)	0.39	2.90	(2.59)
Less distributions from:
Net realized gains	—	—	(0.14)	—	—	(1.42)
Total distributions	—	—	(0.14)	—	—	(1.42)
Net Asset Value, End of Period	$19.65	$13.52	$15.45	$15.78	$15.39	$12.49
Total Return(2)(3)	45.34%	-12.49%	-1.12%	2.53%	23.22%	-15.92%
Supplemental Data and Ratios
Net assets end of
period (000’s omitted)	$14,090	$11,135	$19,532	$24,484	$35,107	$36,127
Ratio of expenses to average net assets:
Before expense waiver(4)	2.59%	2.55%	2.48%	2.37%	2.36%	2.45%
After expense waiver(4)	2.35%	2.35%	2.35%	2.35%	2.35%	2.35%
Ratio of net investment loss
to average net assets:
After expense waiver(4)	(1.05)%	(0.82)%	(0.92)%	(1.29)%	(1.25)%	(1.05)%
Portfolio Turnover(3)	25.94%	45.05%	35.03%	52.98%	64.90%	58.24%

(1)	Per share amounts calculated using the average shares method.
(2)	Total return does not reflect sales charges.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Financial Highlights

Adviser Class

	For the
	Six Months		For the	For the	For the	For the	For the
	Ended		Year	Year	Year	Year	Year
	Dec. 31,		Ended	Ended	Ended	Ended	Ended
	2020		June 30,	June 30,	June 30,	June 30,	June 30,
	(Unaudited)		2020	2019	2018	2017	2016
Net Asset Value,
Beginning of Period	$15.39		$17.42	$17.60	$16.99	$13.65	$17.72
Investment Operations:
Net investment income (loss)(1)	(0.00	)(2)	0.03	0.01	(0.05)	(0.04)	(0.01)
Net realized and unrealized
gain (loss) on investments	7.10		(2.06)	(0.05)	0.66	3.38	(2.64)
Total from investment operations	7.10		(2.03)	(0.04)	0.61	3.34	(2.65)
Less distributions from:
Net realized gains	—		—	(0.14)	—	—	(1.42)
Total distributions	—		—	(0.14)	—	—	(1.42)
Net Asset Value, End of Period	$22.49		$15.39	$17.42	$17.60	$16.99	$13.65
Total Return(3)	46.13%		-11.65%	-0.15%	3.59%	24.47%	-15.11%
Supplemental Data and Ratios
Net assets end of
period (000’s omitted)	$57,067		$29,211	$41,256	$73,788	$86,824	$60,159
Ratio of expenses to average net assets:
Before expense waiver(4)	1.59%		1.55%	1.48%	1.37%	1.36%	1.45%
After expense waiver(4)	1.35%		1.35%	1.35%	1.35%	1.35%	1.35%
Ratio of net investment income (loss)
to average net assets:
After expense waiver(4)	(0.05)%		0.18%	0.08%	(0.29)%	(0.25)%	(0.06)%
Portfolio Turnover(3)	25.94%		45.05%	35.03%	52.98%	64.90%	58.24%

(1)	Per share amounts calculated using the average shares method.
(2)	Amount is less than $0.01 per share.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Funds
Notes to Financial Statements

1
Organization  Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Olstein All Cap Value Fund (“All Cap Value Fund”) and Olstein Strategic Opportunities Fund (“Strategic Fund”) (each a “Fund” and collectively, the “Funds”) are each a diversified series with their own investment objectives and policies within the Trust.  The investment objective of each Fund is long-term capital appreciation with a secondary objective of income. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. Each Fund offers three different share classes – Adviser Class, Class A, and Class C. The All Cap Value Fund commenced operations on September 21, 1995. The Class C shares commenced operations on September 21, 1995, the Adviser Class shares commenced operations on September 1, 1999, and the Class A shares commenced operations on September 17, 2018. The Strategic Fund commenced operations on November 1, 2006. The Class A shares and Class C shares each commenced operations on November 1, 2006 and the Adviser Class shares commenced operations on May 11, 2015. Each class of shares has identical rights and privileges except with respect to distribution fees and voting rights on matters affecting a single share class. Class A shares are subject to a front-end sales charge of up to 5.50% and a 0.25% Rule 12b-1 distribution and servicing fee. Class C shares may be subject to a deferred sales charge of up to 1.00% and are subject to a 1.00% Rule 12b-1 distribution and servicing fee. The Funds may issue an unlimited number of shares of beneficial interest without par value.

2
SIGNIFICANT ACCOUNTING POLICIES  The following is a summary of significant accounting policies consistently followed by the Funds in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

THE OLSTEIN FUNDS

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes.  The Funds comply with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as regulated investment companies and distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required. As of and during the period ended December 31, 2020, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the period ended December 31, 2020, the Funds did not have liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations.  As of and during the period ended December 31, 2020, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. tax authorities for tax years prior to the fiscal year ended June 30, 2017.

Security Transactions, Income and Distributions.  The Funds follow industry practice and record security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations.  Discounts and premiums on securities purchased are amortized over the expected life of the respective securities using the constant yield method.

The Funds distribute substantially all net investment income and net realized capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for

THE OLSTEIN FUNDS

federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations on net asset value (“NAV”) per share of the Funds.

Allocation of Income, Expenses and Gains/Losses.  Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Funds are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of each Fund.  Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at an annual rate of 0.25% and 1.00% of the Class A shares and Class C shares average daily net assets, respectively (See Note 5). Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the Funds of the Trust, or by other equitable means.

Use of Estimates.  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

3
Securities Valuation  The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types.  These inputs are summarized in the three broad Levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

THE OLSTEIN FUNDS

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to each Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  Each Fund’s investments are carried at fair value.

Equity Securities.  Equity securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices.  Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices is used, these securities are categorized in Level 2 of the fair value hierarchy.

Short-Term Investments.  Investments in other mutual funds, including money market funds, are valued at their NAV per share. Deposit accounts are valued at acquisition cost, which approximates fair value. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (the “Board”).  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their NAVs per share.  The Board has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board regularly reviews reports of the Valuation Committee that describe any fair value determinations and methods.

THE OLSTEIN FUNDS

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following tables are a summary of the inputs used to value each Fund’s securities as of December 31, 2020:

	Uncategorized	Level 1	Level 2	Level 3	Total
All Cap Value Fund
Common Stocks	$—	$550,976,548	$—	$—	$550,976,548
Short-Term Investment	—	76,395,490	—	—	76,395,490
Investment Purchased with the Cash
Proceeds from Securities Lending*	54,431,698	—	—	—	54,431,698
Total Investments in Securities	$54,431,698	$627,372,038	$—	$—	$681,803,736

	Uncategorized	Level 1	Level 2	Level 3	Total
Strategic Fund
Common Stocks	$—	$75,638,593	$—	$—	$75,638,593
Short-Term Investment	—	18,002,326	—	—	18,002,326
Investment Purchased with the Cash
Proceeds from Securities Lending*	14,339,519	—	—	—	14,339,519
Total Investments in Securities	$14,339,519	$93,640,919	$—	$—	$107,980,438

*
Certain investments that are measured at fair value using the NAV per share (or its equivalent) as a practical expedient have not been characterized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amount presented in the Statements of Assets and Liabilities. See Note 9 for additional information regarding securities lending activity.

Refer to the Schedule of Investments for further information on the classification of investments.

4
Investment Advisory Fee And Other Related Party Transactions  The Trust has an agreement with Olstein Capital Management, L.P. (the “Adviser”) to furnish investment advisory services to the Funds.  For its services, the All Cap Value Fund pays the Adviser a monthly management fee of 1.00% of the Fund’s average daily net assets up to $1 billion, 0.95% of the Fund’s average daily net assets on the next $500 million, 0.90% of the Fund’s average daily net assets on the next $500 million, 0.85% of the Fund’s average daily net assets on the next $500 million, 0.80% of the Fund’s average daily net assets on the next $500 million, and 0.75% of the Fund’s average daily net assets in excess of $3 billion. The Strategic Fund pays the Adviser a monthly management fee of 1.00% of the Fund’s average daily net assets.

THE OLSTEIN FUNDS

The Adviser has contractually agreed to waive a portion or all of its management fees and reimburse the Strategic Fund for its expenses to ensure that total operating expenses (excluding Rule 12b-1 fees, acquired fund fees and expenses, leverage, interest, taxes, brokerage commissions and extraordinary expenses), based upon the average daily net assets of the Fund, do not exceed an annual rate of 1.35%.

Effective September 14, 2018, fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of thirty-six months following the month during which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver or reimbursement occurred. Fees waived and expenses reimbursed prior to September 14, 2018, by the Predecessor Strategic Opportunities Fund is not eligible for recoupment by agreement of the Adviser. Between July 1, 2018 and September 14, 2018, these non-recoupable fees waived by the Adviser totaled $22,893. The Operating Expense Limitation Agreement for the Strategic Fund is indefinite in term, but cannot be terminated within a year after the effective date of the prospectus. After that date, the agreement may be terminated at any time upon 60 days’ written notice by the Board or the Adviser, with the consent of the Board. Waived fees subject to potential recovery by month of expiration are as follows:

Expiration – Strategic Fund
September 2021 – June 2022	$95,788
July 2022 – June 2023	142,803
July 2023 – December 2023	80,957

U.S. Bancorp Fund Services, LLC (the “Administrator”), doing business as U.S. Bank Global Fund Services, acts as the Funds’ Administrator, Transfer Agent, and Fund Accountant.  U.S. Bank N.A. (the “Custodian”) serves as the Custodian to the Funds.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for the Funds.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Custodian; coordinates the payment of the Funds’ expenses and reviews the Funds’ expense accruals.  The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon

THE OLSTEIN FUNDS

the average daily net assets of the Funds, subject to annual minimums.  Fees paid by the Funds for administration and accounting, transfer agency, custody and compliance services for the period ended December 31, 2020, are disclosed in the Statements of Operations.

5
Distribution Costs  The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in Class A and Class C only. The Plan permits the Funds to pay for distribution and related expenses at an annual rate of 0.25% and 1.00% of Class A and Class C average daily net assets, respectively. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Funds. For the period ended December 31, 2020, the All Cap Value Fund and Strategic Fund incurred expenses of $139,253 and $22,929, respectively in Class A pursuant to the Plan. The All Cap Value Fund and Strategic Fund also incurred additional expenses of $1,334,727 and $62,238, respectively in Class C.

6	Capital Share Transactions Transactions in shares of the Funds were as follows:

All Cap Value Fund
	Six Months Ended	Year Ended
	December 31, 2020	June 30, 2020
Class A:
Shares sold	489,483	4,021,012
Shares issued in reinvestment of distributions	15,756	81,769
Shares redeemed	(770,974)	(276,166)
Net increase (decrease)	(265,735)	3,826,615
Class C:
Shares sold	46,703	238,391
Shares issued in reinvestment of distributions	23,966	515,562
Shares redeemed	(1,661,364)	(7,023,424)
Net decrease	(1,590,695)	(6,269,471)
Adviser Class:
Shares sold	792,330	357,705
Shares issued in reinvestment of distributions	38,839	208,789
Shares redeemed	(815,413)	(868,865)
Net increase (decrease)	15,756	(302,371)
Net decrease in capital shares	(1,840,674)	(2,745,227)

THE OLSTEIN FUNDS

Strategic Fund
	Six Months Ended	Year Ended
	December 31, 2020	June 30, 2020
Class A:
Shares sold	47,326	318,471
Shares issued in reinvestment of distributions	—	—
Shares redeemed	(84,083)	(306,460)
Net increase (decrease)	(36,757)	12,011
Class C:
Shares sold	3,046	55,419
Shares issued in reinvestment of distributions	—	—
Shares redeemed	(110,013)	(495,922)
Net decrease	(106,967)	(440,503)
Adviser Class:
Shares sold	797,841	338,831
Shares issued in reinvestment of distributions	—	—
Shares redeemed	(158,851)	(809,712)
Net increase (decrease)	638,990	(470,881)
Net increase (decrease) in capital shares	495,266	(899,373)

7	Investment Transactions The aggregate purchases and sales, excluding short-term investments, by Fund for the period ended December 31, 2020, were as follows:

	U.S. Government Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
All Cap Value Fund	$—	$—	$82,816,740	$168,575,842
Strategic Fund	—	—	15,790,310	20,283,603

8
Federal Tax Information  The aggregate gross unrealized appreciation and depreciation of securities held by the Funds and the total cost of securities for federal income tax purposes at June 30, 2020, the Funds’ most recently completed fiscal year end, were as follows:

	Aggregate	Aggregate	Net Appreciation/	Federal Income
Fund	Gross Appreciation	Gross Depreciation	(Depreciation)	Tax Cost
All Cap Value Fund	$74,173,104	$(69,503,027)	$4,670,077	$607,903,633
Strategic Fund	6,706,496	(9,266,775)	(2,560,279)	77,796,099

Any differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of losses on wash sales.

THE OLSTEIN FUNDS

At June 30, 2020, the components of distributable earnings/accumulated loss on a tax-basis were as follows:

				Net	Total
	Undistributed	Undistributed	Other	Unrealized	Distributable
	Ordinary	Long-Term	Accumulated	Appreciation/	Earnings
Fund	Income	Capital Gains	Losses	(Depreciation)	(Accumulated Loss)
All Cap Value Fund	$2,311,149	$—	$(6,718,316)	$4,670,077	$262,910
Strategic Fund	—	—	(4,774,571)	(2,560,279)	(7,334,850)

As of June 30, 2020, the Strategic Fund had short-term capital loss carryforwards of $1,059,791, which will be permitted to be carried over for an unlimited period. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Funds’ taxable year subsequent to October 31 and December 31, respectively. For the taxable year ended June 30, 2020, the All Cap Value Fund and the Strategic Fund deferred, on a tax basis, post-October capital losses of $6,718,316 and $3,650,817, respectively. The Strategic Fund deferred, on a tax basis, qualified late year ordinary losses of $63,963.

The tax character of distributions paid for the period ended December 31, 2020, was as follows:

	Ordinary	Long Term
Fund	Income*	Capital Gains	Total
All Cap Value Fund	$2,311,149	$—	$2,311,149
Strategic Fund	—	—	—

The tax character of distributions paid for the year ended June 30, 2020, was as follows:

	Ordinary	Long Term
Fund	Income*	Capital Gains	Total
All Cap Value Fund	$1,030,374	$18,424,641	$19,455,015
Strategic Fund	—	—	—

* For Federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

9
Securities Lending  Following terms of a securities lending agreement with the Funds’ Custodian, each Fund may lend securities from its portfolio to brokers, dealers and financial institutions in order to increase the return on its portfolio, primarily through the receipt of borrowing fees and earnings on invested collateral. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current

THE OLSTEIN FUNDS

basis in an amount at least equal to 105% of the value of the loaned securities that are foreign securities or 102% of the value of any U.S. loaned securities at the inception of the loan. Loans shall be marked to market daily and the margin restored in the event the collateralization is below 100% of the value of the securities loaned. During the time securities are on loan, the borrower will pay the applicable Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Adviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer or financial institution. Securities lending involves the risk of a default or insolvency of the borrower. In either of these cases, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. A Fund also could lose money in the event of a decline in the value of the collateral provided for loaned securities. Additionally, the loaned portfolio securities may not be available to a Fund on a timely basis and a Fund may therefore lose the opportunity to sell the securities at a desirable price. Any decline in the value of a security that occurs while the security is out on loan would continue to be borne by the Funds. As of December 31, 2020, the All Cap Value Fund and the Strategic Fund had 8 and 12 securities out on loan, respectively.

The Funds receive cash as collateral in return for securities lent as part of the securities lending program. The collateral is invested in the Mount Vernon Liquid Assets Portfolio, LLC of which the investment objective is to seek to maximize current income to the extent with the preservation of capital and liquidity and maintain a stable NAV of $1.00 per unit. The All Cap Value Fund and the Strategic Fund held $54,431,698 and $14,339,519 as of December 31, 2020, respectively. The remaining contractual maturity of all securities lending transactions is overnight and continuous. The Funds are not subject to a master netting agreement with respect to securities lending; therefore no additional disclosures are required. The net income earned by the Funds on investments of cash collateral received from borrowers for the securities loaned to them is reflected in the Funds’ Statements of Operations. Securities lending income, as disclosed in the Funds’ Statements of Operations, represents the income earned from the investment of cash collateral, net of fee rebates paid to the borrower and net of fees paid to the Custodian as lending agent.

THE OLSTEIN FUNDS

10
Line of Credit  The All Cap Value Fund and Strategic Fund have each established an unsecured Line of Credit (“LOC”) in the amount of $40,000,000 and $10,000,000, respectively, or 33.33% of the fair value of each Fund’s unencumbered assets, whichever is less. Each LOC matures unless renewed on July 23, 2021. These LOCs are intended to provide short-term financing, if necessary, subject to certain restrictions and covenants in connection with shareholder redemptions and other short-term liquidity needs of the Fund. The LOCs are with the Custodian. Interest is charged at the prime rate which was 3.25% as of December 31, 2020. The interest rate during the period was 3.25%. Each Fund has authorized the Custodian to charge any of each Fund’s accounts for missed payments. For the period ended December 31, 2020, the Funds did not have any borrowing under the LOCs. Prior to July 24, 2020, the Strategic Fund and All Cap Value Fund had a maximum borrowing limit of $15,000,000 and $50,000,000, respectively.

11
Control Ownership  The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act.  As of December 31, 2020, there were no shareholders owning more than 25% of either Fund’s outstanding shares.

12
COVID-19  The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depend on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

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Additional Information (Unaudited)

AVAILABILITY OF FUND PORTFOLIO INFORMATION

Each Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Part F of Form N-PORT (beginning with filings after March 31, 2020). Each Fund’s Form N-Q or Part F of Form N-PORT are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, each Fund’s Form N-Q or Part F of Form N-PORT is available without charge upon request by calling 1-800-799-2113.

AVAILABILITY OF FUND PROXY VOTING INFORMATION

A description of the Funds’ Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-800-799-2113.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-799-2113, or (2) on the SEC’s website at www.sec.gov.

THE OLSTEIN FUNDS

PRIVACY POLICY (UNAUDITED)

The Funds collect only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Funds collect financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Funds do not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Funds, as well as the Funds’ investment adviser who is an affiliate of the Funds.  If you maintain a retirement/educational custodial account directly with the Funds, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Funds limit access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Funds.  All shareholder records will be disposed of in accordance with applicable law.  The Funds maintain physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

THE OLSTEIN FUNDS

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Olstein
All Cap Value Fund

Olstein
Strategic Opportunities Fund

Investment Adviser
Olstein Capital Management, L.P.
4 Manhattanville Road
Purchase, New York 10577

Distributor
Compass Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

Custodian
U.S. Bank N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Administrator, Fund Accountant
and Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, Wisconsin 53202

Legal Counsel
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, Pennsylvania 19103

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of its management, and other information.

The Funds’ Statement of Additional Information contains additional information about the Funds’ trustees and is available without charge upon request by calling 1-800-799-2113.

The Olstein Funds
4 Manhattanville Road
Purchase, New York  10577

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrants who are not listed as issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been not material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit.  1) Not applicable for semi-annual reports.

(2)  Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the Registrant’s independent accountant. There was no change in the Registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Managed Portfolio Series

By (Signature and Title)     /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date    March 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)     /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date    March 8, 2021

By (Signature and Title)     /s/Benjamin J. Eirich
Benjamin J. Eirich, Treasurer

Date    March 8, 2021